UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2007

HANOVER COMPRESSOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13071 (Commission File Number)	76-0625124 (IRS Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas (Address of principal executive offices)	77086 (Zip Code)
(281) 447-8787
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.
     Satisfaction and Discharge of Indentures Related to 9% Notes and 7 1/2% Notes
     On August 20, 2007, Hanover Compressor Company (“Hanover”), satisfied and discharged the Senior Indenture dated as of December 15, 2003 between Hanover and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (“U.S. Bank”), as amended by the Third Supplemental Indenture dated June 1, 2004 and the Sixth Supplemental Indenture dated August 1, 2007, both among Hanover, Exterran Energy Solutions, L.P. (formerly known as Hanover Compression Limited Partnership) (“EESLP”), as Subsidiary Guarantor, and U.S. Bank, following the completion of the previously announced cash tender offer and consent solicitation for all of Hanover’s outstanding 9% Senior Notes due 2014. As of 5:00 p.m., New York City time, on August 17, 2007, which was the expiration time of the tender offer and consent solicitation, holders of $200 million in aggregate principal amount, or 100% of the outstanding aggregate principal amount, of the 9% notes validly tendered their 9% notes. Accordingly, all of the 9% notes previously authenticated and issued were delivered to the trustee and canceled.
     On August 20, 2007, Hanover satisfied and discharged the Senior Indenture dated as of December 15, 2003 between Hanover and U.S. Bank, as amended by the Fourth Supplemental Indenture dated March 31, 2006 and the Seventh Supplemental Indenture dated August 1, 2007, both among Hanover, EESLP, as Subsidiary Guarantor, and U.S. Bank, following the completion of the previously announced cash tender offer and consent solicitation for all of Hanover’s outstanding 7 1/2% Senior Notes due 2013. As of 5:00 p.m., New York City time, on August 17, 2007, the expiration time of the tender offer and consent solicitation, holders of $150 million in aggregate principal amount, or 100% of the outstanding aggregate principal amount, of the 7 1/2% notes validly tendered their 7 1/2% notes. Accordingly, all of the 7 1/2% notes previously authenticated and issued were delivered to the trustee and canceled.
     Repayment of Credit Facility
     In connection with the closing of the Mergers (as defined below), on August 20, 2007, Hanover paid in full all outstanding term loans and revolving loans, together with interest and all other amounts due in connection with such repayment, under the credit agreement, dated as of November 21, 2005, by and among Hanover, EESLP, The Royal Bank of Scotland plc as Syndication Agent, JPMorgan Chase Bank, N.A. as Administrative Agent, and the several lenders parties thereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On August 20, 2007, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 5, 2007, as amended, by and among Exterran Holdings, Inc. (formerly known as Iliad Holdings, Inc.) (“Exterran Holdings”), Hanover, Universal Compression Holdings, Inc., a Delaware corporation (“Universal”), Hector Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Exterran Holdings (“Hanover Merger Sub”), and Ulysses Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Exterran Holdings (“Universal Merger Sub”), Universal Merger Sub merged with and into Universal (the “Universal Merger”) and Hanover Merger Sub merged with and into Hanover (the “Hanover Merger” and together with the Universal Merger, the “Mergers”). As a result of the Mergers, each of Hanover and Universal became a wholly owned subsidiary of Exterran Holdings. Immediately following the completion of the Mergers, Universal merged with and into Exterran Holdings.
     Pursuant to the Universal Merger, each share of common stock of Universal, par value $0.01 per share (the “Universal Common Stock”), was converted into the right to receive one share of Exterran Holdings’ common stock, par value $0.01 per share. Pursuant to the Hanover Merger, each share of common stock of Hanover, par value $0.001 per share (the “Hanover Common Stock”), was converted into the right to receive 0.325 shares of Exterran Holdings’ common stock. Pursuant to the merger of Universal with and into Exterran Holdings, the capital stock of the surviving company of the Universal Merger was canceled.
     The issuance of Exterran Holdings’ common stock pursuant to the Mergers was registered under the Securities Act of 1933, as amended, pursuant to Exterran Holdings’ registration statement on Form S-4 (File No.

333-141695) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on July 10, 2007. The definitive joint proxy statement/prospectus of Hanover and Universal, dated July 6, 2007, that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Mergers and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of Hanover and Universal in the Mergers.
     Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Exterran Holdings’ common stock is deemed to be registered under Section 12(b) of the Exchange Act. Exterran Holdings’ common stock was approved for listing on the New York Stock Exchange and began trading under the symbol “EXH” on August 21, 2007.
     Each of the Universal Common Stock and the Hanover Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange, and both the Universal Common Stock and the Hanover Common Stock are being delisted from the New York Stock Exchange. Each of Hanover and Universal expects to file a Form 15 with the SEC to terminate the registration under Section 12(g) and 15(d) of the Exchange Act of the Universal Common Stock and the Hanover Common Stock, respectively.
     On August 20, 2007, Exterran Holdings issued a press release announcing the completion of the Mergers and the other transactions contemplated by the Merger Agreement. The press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
     On August 17, 2007, Hanover Equipment Trust 2001A, a special purpose Delaware business trust (“HET 2001A”), called for redemption all $133 million of its outstanding 8.5% Senior Secured Notes due 2008 (the “8.5% Notes”), and Hanover Equipment Trust 2001B, a special purpose Delaware business trust (“HET 2001B”), called for redemption all $250 million of its outstanding 8.75% Senior Secured Notes due 2011 (the “8.75% Notes,” and, together with the 8.5% Notes, the “Equipment Trust Notes”). The Equipment Trust Notes will be redeemed on September 17, 2007.
     The 8.5% Notes were issued and the redemption will be effected pursuant to the provisions of the Indenture dated as of August 30, 2001 among HET 2001A, as issuer, EESLP and certain subsidiaries, as guarantors, and U.S. Bank (as successor to Wilmington Trust FSB), as Indenture Trustee and Collateral Agent. The 8.5% Notes will be redeemed at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date.
     The 8.75% Notes were issued and the redemption will be effected pursuant to the provisions of the Indenture dated as of August 30, 2001 among HET 2001B, as issuer, EESLP and certain subsidiaries, as guarantors, and U.S. Bank, as Indenture Trustee and Collateral Agent. The 8.75% Notes will be redeemed at a redemption price of 102.917% of the principal amount thereof, plus accrued and unpaid interest to the redemption date.
     To commence the redemption process, EESLP exercised its option to purchase from HET 2001A the gas compression equipment currently subject to a lease in favor of EESLP, and EESLP exercised its option to purchase from HET 2001B the gas compression equipment currently subject to a lease in favor of EESLP. EESLP expects to pay HET 2001A approximately $137.7 million and to pay HET 2001B approximately $266.3 million for the equipment on the date the Equipment Trust Notes are redeemed. HET 2001A and HET 2001B will then use the proceeds from the equipment sale to fund the redemption of the Equipment Trust Notes and the related trust equity certificates.
     The Indentures and the forms of note for the Notes are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 and incorporated herein by reference.
     On August 17, 2007, Hanover issued a press release announcing the redemptions and equipment purchases. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     Prior to the Mergers, Hanover was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange under the symbol “HC.” As a result of the Mergers, the entire class of Hanover common stock was converted into Exterran Holdings’ common stock. Accordingly, Hanover has requested of the New York Stock Exchange that its common stock be withdrawn from listing. Prior to the open of trading on August 21, 2007, trading in Hanover Common Stock was suspended by the New York Stock Exchange. By operation of law, the Hanover Common Stock will be delisted prior to the open of trading on August 31, 2007. The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.
     In connection with the Mergers, on August 20, 2007, each share of Hanover Common Stock was canceled and converted into the right to receive 0.325 shares of Exterran Holdings’ common stock. The information set forth in Item 2.01 is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.
     In connection with the Mergers, on August 20, 2007, each share of Hanover Common Stock was canceled and converted into the right to receive 0.325 shares of Exterran Holdings’ common stock. As of August 20, 2007, the former shareholders of Hanover and Universal owned all of the issued and outstanding shares of Exterran Holdings’ common stock. The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the Mergers, on August 20, 2007, each of Hanover’s directors who was a member of the board of directors immediately prior to the Mergers resigned and each of Hanover’s executive officers who was an executive officer immediately prior to the Mergers resigned.
     Also in connection with the Mergers, on August 20, 2007, the board of directors of Hanover approved a form of amendment (the “Amendment”) to the existing change of control agreements between Hanover and former executives of Hanover (the “Hanover COC Agreements”). The Amendment extends the period within which a former Hanover officer can terminate his or her employment for Good Reason (as that term is defined in the Hanover COC Agreements) to the full term of the Hanover COC Agreements in order to ensure an orderly transition with such former officers. Each of the following executive officers of the Company is expected to execute an Amendment:
•	Brian Matusek; and

•	Steven Muck.
     The foregoing description is qualified in its entirety by reference to the terms of the Amendment, the form of which is filed as Exhibit 10.3 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with and effective on the date of the Mergers, Hanover amended and restated in their entirety its by-laws, substantially in the form attached as Exhibits 2.2.2 to the Merger Agreement and included in the Joint Proxy Statement/Prospectus (together with technical and conforming amendments thereto). The description of the prior amended and restated bylaws that was contained under the caption “Comparison of Stockholder Rights” in the Joint Proxy Statement/Prospectus is incorporated herein by reference. Hanover’s second amended and restated bylaws are filed as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of February 5, 2007, by and among Hanover Compressor Company, Universal Compression Holdings, Inc., Iliad Holdings, Inc., Hector Sub, Inc. and Ulysses Sub, Inc., incorporated by reference to Exhibit 2.1 to Hanover’s Current Report on Form 8-K filed with the SEC on February 5, 2007.

2.2
Amendment No. 1, dated as of June 25, 2007, to Agreement and Plan of Merger, dated as of February 5, 2007, by and among Hanover Compressor Company, Universal Compression Holdings, Inc., Exterran Holdings, Inc. (formerly Iliad Holdings, Inc.), Hector Sub, Inc. and Ulysses Sub, Inc., incorporated by reference to Exhibit 2.1 to Hanover’s Current Report on Form 8-K filed with the SEC on June 25, 2007.

3.1	Second Amended and Restated Bylaws of Hanover Compressor Company, dated August 20, 2007.

4.1
Indenture for the 8.50% Senior Secured Notes due 2008, dated as of August 30, 2001, among the 2001A Trust, as issuer, Hanover Compression Limited Partnership and certain subsidiaries, as guarantors, and Wilmington Trust FSB, as Trustee, incorporated by reference to Exhibit 10.69 to Hanover’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

4.2	Form of 8.50% Senior Secured Notes due 2008, incorporated by reference to Exhibit 4.10 to Hanover’s Annual Report on Form 10-K for the year ended December 31, 2003.

4.3
Indenture for the 8.75% Senior Secured Notes due 2011, dated as of August 30, 2001, among the 2001B Trust, as issuer, Hanover Compression Limited Partnership and certain subsidiaries, as guarantors, and Wilmington Trust FSB, as Trustee, incorporated by reference to Exhibit 10.75 to Hanover’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

4.4	Form of 8.75% Senior Secured Notes due 2011, incorporated by reference to Exhibit 4.12 to Hanover’s Annual Report on Form 10-K for the year ended December 31, 2003.

10.1
First Supplemental Indenture, dated August 20, 2007, by and between Hanover Compressor Company, Exterran Holdings, Inc., and Wilmington Trust Company, as Trustee, for the 4.75% Convertible Senior Notes due 2008, incorporated by reference to Exhibit 10.14 of Exterran Holdings, Inc.’s Current Report on Form 8-K filed August 23, 2007.

10.2
Eighth Supplemental Indenture, dated August 20, 2007, by and between Hanover Compressor Company, Exterran Holdings, Inc., and U.S. Bank National Association, as Trustee, for the 4.75% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 10.15 of Exterran Holdings, Inc.’s Current Report on Form 8-K filed August 23, 2007.

10.3
Form of Amendment No. 1 to Hanover Compressor Company Change of Control Agreement, incorporated by reference to Exhibit 10.20 of Exterran Holdings, Inc.’s Current Report on Form 8-K filed August 23, 2007.

Exhibit No.	Description
99.1	Press Release of Exterran Holdings, Inc., dated August 20, 2007, incorporated by reference to Exhibit 99.1 of Exterran Holdings, Inc.’s Current Report on From 8-K filed August 20, 2007.

99.2	Press Release of Hanover Compressor Company, dated August 17, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY
Date: August 23, 2007	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of February 5, 2007, by and among Hanover Compressor Company, Universal Compression Holdings, Inc., Iliad Holdings, Inc., Hector Sub, Inc. and Ulysses Sub, Inc., incorporated by reference to Exhibit 2.1 to Hanover’s Current Report on Form 8-K filed with the SEC on February 5, 2007.

2.2
Amendment No. 1, dated as of June 25, 2007, to Agreement and Plan of Merger, dated as of February 5, 2007, by and among Hanover Compressor Company, Universal Compression Holdings, Inc., Exterran Holdings, Inc. (formerly Iliad Holdings, Inc.), Hector Sub, Inc. and Ulysses Sub, Inc., incorporated by reference to Exhibit 2.1 to Hanover’s Current Report on Form 8-K filed with the SEC on June 25, 2007.

3.1	Second Amended and Restated Bylaws of Hanover Compressor Company, dated August 20, 2007.

4.1
Indenture for the 8.50% Senior Secured Notes due 2008, dated as of August 30, 2001, among the 2001A Trust, as issuer, Hanover Compression Limited Partnership and certain subsidiaries, as guarantors, and Wilmington Trust FSB, as Trustee, incorporated by reference to Exhibit 10.69 to Hanover’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

4.2	Form of 8.50% Senior Secured Notes due 2008, incorporated by reference to Exhibit 4.10 to Hanover’s Annual Report on Form 10-K for the year ended December 31, 2003.

4.3
Indenture for the 8.75% Senior Secured Notes due 2011, dated as of August 30, 2001, among the 2001B Trust, as issuer, Hanover Compression Limited Partnership and certain subsidiaries, as guarantors, and Wilmington Trust FSB, as Trustee, incorporated by reference to Exhibit 10.75 to Hanover’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

4.4	Form of 8.75% Senior Secured Notes due 2011, incorporated by reference to Exhibit 4.12 to Hanover’s Annual Report on Form 10-K for the year ended December 31, 2003.

10.1
First Supplemental Indenture, dated August 20, 2007, by and between Hanover Compressor Company, Exterran Holdings, Inc., and Wilmington Trust Company, as Trustee, for the 4.75% Convertible Senior Notes due 2008, incorporated by reference to Exhibit 10.14 of Exterran Holdings, Inc.’s Current Report on Form 8-K filed August 23, 2007.

10.2
Eighth Supplemental Indenture, dated August 20, 2007, by and between Hanover Compressor Company, Exterran Holdings, Inc., and U.S. Bank National Association, as Trustee, for the 4.75% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 10.15 of Exterran Holdings, Inc.’s Current Report on Form 8-K filed August 23, 2007.

10.3
Form of Amendment No. 1 to Hanover Compressor Company Change of Control Agreement, incorporated by reference to Exhibit 10.20 of Exterran Holdings, Inc.’s Current Report on Form 8-K filed August 23, 2007.

99.1	Press Release of Exterran Holdings, Inc., dated August 20, 2007, incorporated by reference to Exhibit 99.1 of Exterran Holdings, Inc.’s Current Report on From 8-K filed August 20, 2007.

99.2	Press Release of Hanover Compressor Company, dated August 17, 2007.